BALANCE SHEET (USD $)	Dec. 31, 2013	Dec. 31, 2012
ASSETS
Cash and cash equivalents	$ 478
Due to related parties
Prepaid expenses	34,998	52,498
Other assets	3,000	3,000
Total current assets	38,476	55,498
Mining Properties (see Note 3)	360,000	360,000
Total Assets	398,476	415,498
Liabilities:
Accounts payable	106,316	70,470
Accrued compensation	6,045,973
Due to related party	510,962	1,168,882
Total current liabilities	6,663,251	1,239,352
Notes payable	3,000
Total liabilities	6,666,251	1,239,352
Stockholders' equity:
Preferred stock, 5,000,000 shares authorized
Common stock, par value $0.0001, 1,000,000,000 shares authorized, 39,828,881 and 31,860,460 shares issued and outstanding at December 31, 2013 and 2012, respectively	3,983	3,186
Additional paid in capital	12,201,959	10,626,801
Accumulated deficit	(18,473,717)	(11,453,841)
Total stockholders' deficit	(6,267,775)	(823,854)
Total Liabilities and Stockholders' Deficit	$ 398,476	$ 415,498